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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                 ----------------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

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Date of Report (date of earliest event reported):  July 6, 1998

                               ZAPATA CORPORATION
             (Exact name of registrant as specified in its charter)

    Delaware                   1-4219                 C-74-1339132
(State or other         (Commission File No.)       (I.R.S. Employer
jurisdiction of                                    Identification No.)
incorporation or
organization)

                              1717 St. James Place
                                    Suite 550

                              Houston, Texas 77056
                     (Address of principal executive office)

                                 (713) 940-6100
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)




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                                  Page 2 of 12


Item 5.   Other Events.

     The information set forth in the attached press release issued by Zapata
Corporation ("Company") and filed as Exhibit 99.1 hereto announcing that the Company's wholly-owned subsidiary, Zap, Inc. ("Zap") has entered into letters of intent to acquire or invest in 21 Internet properties.

     The information set forth in the attached press release issued by the Company and filed as Exhibit 99.2 hereto announcing that the Company's Board has authorized (i) management to explore alternatives to establish Zap as a separate company, through a spin-off, an initial public offering or other transactions and (ii) the repurchase of up to 5,000,000 shares of its common stock.

     The information set forth in the attached press release issued by the Company and filed as Exhibit 99.3 announcing that Zap has entered into a letter of intent to acquire CoolChat, Inc.

Item 7.  Financial Statements and Exhibits

     (c)  Exhibits.

          Exhibit 99.1 - Zapata Corporation press release dated July 6, 1998.

          Exhibit 99.2 - Zapata Corporation press release dated July 6, 1998

          Exhibit 99.3 - Zapata Corporation press release dated July 10, 1998

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         ZAPATA CORPORATION

                         By:  /s/ Avram Glazer
                              ----------------------------------------
                         Name:  Avram Glazer
                         Title: Chief Executive Officer and President

Date:  July 21, 1998




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                                  Page 3 of 12


                                  EXHIBIT INDEX

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Exhibit                       Description
-------                       -----------

Exhibit 99.1                  Zapata Corporation press release dated
                              July 6, 1998

Exhibit 99.2                  Zapata Corporation press release dated
                              July 6, 1998

Exhibit 99.3                  Zapata Corporation press release dated
                              July 10, 1998



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